EXHIBIT 10.4

INTERCREDITOR AGREEMENT

     This INTERCREDITOR AGREEMENT is dated as of November 24, 2004, and entered into by and among COINMACH LAUNDRY CORPORATION, a Delaware corporation (the “Guarantor”), DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as the collateral agent for the First Lien Creditors (including its successors and assigns from time to time, the “First Lien Collateral Agent”) and THE BANK OF NEW YORK, in its capacity as collateral agent for the Noteholders (including its successors and assigns from time to time, the “Second Lien Collateral Agent”). Capitalized terms used herein shall have the meanings set forth in Section 1 below; provided that capitalized terms defined in the Credit Agreement used (but not otherwise defined) herein shall have the meanings ascribed to them in the Credit Agreement as in effect on the date hereof.

W I T N E S S E T H:

     WHEREAS, Borrower, the Guarantor, the subsidiary guarantors from time to time party thereto, the various financial institutions from time to time party thereto, the First Lien Collateral Agent, as Administrative Agent and Collateral Agent, Deutsche Bank Securities Inc. (f/k/a Deutsche Banc Alex. Brown Inc.), as Lead Arranger and Book Manager, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC (f/k/a First Union Securities, Inc.) as Syndication Agents and Credit Lyonnais New York Branch, as Documentation Agent, are parties to the Credit Agreement, dated as of January 25, 2002 (as further amended, supplemented, amended and restated or otherwise modified from time to time (including pursuant to the Limited Waiver and Amendment No. 1 and Agreement dated as of November 15, 2004 (the “First Amendment”)) the “Credit Agreement”);

     WHEREAS, CSC, the Guarantor, the other guarantors from time to time party thereto and the Second Lien Collateral Agent, as collateral agent and trustee, entered into an Indenture, dated as of November 24, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”), governing the rights and duties of CSC under its 11% Senior Secured Notes due 2024 in an aggregate principal amount on the date thereof of $132,556,665 (together with any such notes subsequently issued not in violation of the Indenture, the “Senior Secured Notes”);

     WHEREAS, the obligations of Borrower under the Credit Agreement and any Interest Rate Protection Agreements or Other Hedging Agreements entered into with a counterparty who was a Secured Party (or affiliate thereof) at the time such Interest Rate Protection Agreement or Other Hedging Agreement was entered into will be secured by, among other things, a first priority security interest in the Common Collateral pursuant to the terms of the Holdings Pledge Agreement;

     WHEREAS, the obligations of the Guarantor under the Indenture will be secured by, among other things, a second priority security interest in the Common Collateral pursuant to the terms of the Noteholder Collateral Documents and this Agreement;

     WHEREAS, the Holdings Pledge Agreement, the Indenture and the Noteholder Collateral Documents provide, among other things, that the parties thereto shall set forth in this

Agreement their respective rights and remedies with respect to the Common Collateral (including the Pledged Collateral) owned by the Guarantor; and

     WHEREAS, it is a condition precedent to the effectiveness of the First Amendment that the parties hereto enter into this Agreement;

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

     Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated):

     “Agreement” means this Intercreditor Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof.

     “Borrower” means Coinmach Corporation, a Delaware corporation.

     “Common Collateral” means the Collateral, as such term is defined in the Holdings Pledge Agreement.

     “Comparable Noteholder Collateral Document” means, in relation to any Common Collateral subject to any Security Document, that Noteholder Collateral Document which creates a security interest in the same Common Collateral, granted by the Guarantor.

     “Credit Agreement” is defined in the first recital; provided that (i) the term Credit Agreement shall (x) also include any renewal, extension, refunding, restructuring, replacement or refinancing thereof (whether with the original collateral agent and lenders or another collateral agent or agents or other lenders, whether provided under the original Credit Agreement or any other credit or other agreement or indenture and whether entered into concurrently with or subsequent to the termination of the prior Credit Agreement); provided that any such renewal, extension, refunding, restructuring, replacement or refinancing does not increase the principal amount thereof beyond in violation of the restrictions in the Indenture and (y) exclude the Senior Secured Notes and other Noteholder Documents and (ii) if at any time a Discharge of Lender Claims occurs with respect to the Credit Agreement (without giving effect to Section 5.5), then, to the extent provided in Section 5.5, the term “Credit Agreement” shall mean the Future First-Lien Credit Facility designated by Borrower in accordance with the terms of such section.

     “CSC” means Coinmach Service Corp., a Delaware corporation.

     “DIP Financing” is defined in Section 6.1.

     “Discharge of Lender Claims” means, except to the extent otherwise provided in Sections 5.5 and 6.5, the payment in full in cash of all Obligations, the expiration, termination or cash collateralization of all Letters of Credit, pursuant (for purposes of cash collateralization) to the terms thereof and the Credit Agreement, the termination of all commitments to extend credit under the Credit Agreement and the payment in full in cash of all other Lender Claims (other than Obligations for indemnification in respect of which no claim or demand for payment has been made and no notice for indemnification has been issued by the indemnitee at such time), as may be evidenced by a “pay-off” letter signed by an agent for the Lenders under the Credit Agreement.

     “Disposition” is defined in Section 5.1(a)(i).

     “First Amendment” is defined in the first recital.

     “First Lien Collateral Agent” means, in addition to the First Lien Collateral Agent as defined in the preamble, the then acting agent for the First Lien Creditors under the Loan Documents and any successor or assign thereto exercising substantially the same rights and powers.

     “First Lien Creditors” shall mean the “Secured Creditors” (as defined in the Credit Agreement) and any other Persons holding Lender Claims, including the First Lien Collateral Agent.

     “Future First-Lien Credit Facility” shall mean the Credit Agreement and any Credit Agreement (as defined in the Indenture) that is designated by Borrower as a “First-Lien Credit Facility” for purposes of the Indenture; provided that the First Lien Creditors under any Credit Agreement then in effect have consented to such designation.

     “Guarantor” is defined in the preamble.

     “Holdings Pledge Agreement” is defined in the Credit Agreement, provided that the term “Holdings Pledge Agreement” shall include any amendment (including Amendment No. 1 thereto dated as of the date hereof), amendment and restatement, supplement or other modification thereto and any other document or instrument evidencing the Guarantor’s pledge of Common Collateral under any Future First-Lien Credit Facility as any such document or instrument may from time to time be amended, supplemented, amended and restated or otherwise modified in a manner not inconsistent with this Agreement.

     “Indenture” is defined in the second recital.

     “Insolvency or Liquidation Proceeding” means with respect to any Person (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to such Person or any of its subsidiaries as a debtor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to such Person or any of its subsidiaries as a debtor or with respect to any substantial part of their respective assets,

(c) any liquidation, dissolution, reorganization or winding up of such Person or any of its subsidiaries whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of such Person or any of its subsidiaries.

     “Lender Claims” means all Obligations outstanding under one or more of the Loan Documents. Lender Claims shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the Credit Agreement whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the Lender Claims (whether by or on behalf of any Obligor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the Obligations or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

     “Lender Collateral” means any of the assets of the Obligors, whether real, personal or mixed, on which the First Lien Creditors or any of them now or hereafter holds a Lien as security for any Lender Claim (regardless of the effect of the application of any laws relating to fraudulent transfers or conveyances).

     “Lender Liens” means Liens on Common Collateral or Lender Collateral in favor of the First Lien Collateral Agent on behalf of the First Lien Creditors created as collateral security for the Lender Claims.

     “Loan Documents” means the Credit Agreement, the Credit Documents, and all documents and instruments evidencing any obligation under any Future First-Lien Credit Facility, and any other related document or instrument executed or delivered pursuant to any Loan Document or Future First-Lien Credit Facility at any time or otherwise evidencing Lender Claims, as any such document or instrument from time to time may be amended, supplemented, amended and restated or otherwise modified from time to time; provided that any such modification does not increase the principal amount thereof beyond the limit set forth in the Indenture.

     “Noteholder Claims” means all indebtedness, obligations and other liabilities (contingent or otherwise) arising under or with respect to the Noteholder Documents or any of them.

     “Noteholder Collateral” means any assets of CSC and its subsidiaries other than Borrower and its subsidiaries, whether real, personal or mixed, on which the Noteholders or any of them now or hereafter holds a Lien as security for any Noteholder Claim (regardless of the effect of the application of any laws relating to fraudulent transfers or conveyances).

     “Noteholder Collateral Documents” means, collectively, the Noteholder Security Agreements, and any document or instrument executed and delivered pursuant to any Noteholder Document at any time or otherwise pursuant to which a Lien is granted by an obligor under the Indenture to secure the Noteholder Claims or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

     “Noteholder Documents” means, collectively, the Indenture, the Senior Secured Notes, the Noteholder Collateral Documents and any other related document or instrument executed and delivered pursuant to any Noteholder Document at any time or otherwise evidencing any Noteholder Claims, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

     “Noteholders” means the Persons holding Noteholder Claims, including the trustee under the Indenture and the Second Lien Collateral Agent, in each case, in their capacity as such.

     “Noteholder Security Agreements” means (i) the Security Agreement, dated as of November 24, 2004 among CSC, the Guarantor and the Second Lien Collateral Agent, as collateral agent and (ii) the Pledge Agreement dated as of November 24, 2004 among CSC, the Guarantor and the Second Lien Collateral Agent, as collateral agent, in each case as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

     “Obligors” means Borrower, the Guarantor and each of the Subsidiary Guarantors.

     “Pledged Collateral” means the certificated securities constituting Common Collateral in the possession or under the control (as defined in Section 8-106 of the UCC) of the First Lien Collateral Agent (or its agents or bailees) in which a security interest is perfected by such possession or control.

     “Recovery” shall have the meaning set forth in Section 6.5 hereof.

     “Required Lenders” shall mean, with respect to any amendment or modification of the Credit Agreement or Future First-Lien Facility, or any termination or waiver of any provision of the Credit Agreement or Future First-Lien Facility, or any consent or departure by Borrower therefrom, those First Lien Creditors, the approval of which is required by the Credit Agreement or such Future First-Lien Facility, as the case may be, to approve such amendment or modification, termination or waiver or consent or departure.

     “Second Lien Collateral Agent” shall include, in addition to the Second Lien Collateral Agent defined in the preamble, the then acting collateral agent under the Indenture and any successor thereto exercising substantially the same rights and powers.

     “Senior Secured Notes” is defined in the second recital.

     Section 2. Lien Priorities.

     2.1 Priority. Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the Second Lien Collateral Agent for the benefit of the Noteholders or to the Noteholders on the Common Collateral or of any Liens granted to the First Lien Creditors on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law, the avoidance or setting aside of any Lien granted to the First Lien Creditors on the Common Collateral, or the Noteholder Documents or the Loan Documents or any other circumstance whatsoever, the Second Lien Collateral Agent, on behalf of itself and the Noteholders, hereby agrees that: (i) any Lien on the Common Collateral securing the Lender Claims now or hereafter held by the First Lien Collateral Agent or the First Lien Creditors shall be first in priority to any Lien on the Common Collateral securing the Noteholder Claims and (ii) any Lien on the Common Collateral now or hereafter held by the Second Lien Collateral Agent or the Noteholders regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be second in priority in all respects to all Liens on the Common Collateral securing the Lender Claims. All Liens on the Common Collateral securing the Lender Claims shall be and remain first in priority to all Liens on the Common Collateral securing the Noteholder Claims for all purposes, whether or not such Lender Liens are subordinated to any Lien securing any other obligation of the Guarantor or any of its subsidiaries.

     2.2 Prohibition on Contesting Liens. Each of the Second Lien Collateral Agent, for itself and on behalf of each Noteholder, and the First Lien Collateral Agent, for itself and on behalf of each other First Lien Creditor, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding with respect to CSC or any of its subsidiaries), the priority, validity or enforceability of a Lien held by the First Lien Creditors on the Lender Collateral or by the Noteholders on the Common Collateral, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Collateral Agent or any of the First Lien Creditors to enforce this Agreement, including the priority of the Liens securing the Lender Claims as provided in Sections 2.1 and 3.1 of this Agreement.

     2.3 No New Liens. So long as the Discharge of Lender Claims has not occurred, (a) the parties hereto agree that (i) neither the Second Lien Collateral Agent nor any Noteholder shall acquire any security interest in or shall have any interest in (including following avoidance of any Lender Liens) any property, real or otherwise (other than the Common Collateral), of any of Borrower or any of its subsidiaries or any proceeds thereof and (ii) after the date hereof, if the Second Lien Collateral Agent on behalf of the Noteholders, shall hold (to its actual knowledge), any Lien on any assets of Borrower or any of its subsidiaries securing the Noteholder Claims that are not also subject to the prior Lien of the First Lien Creditors under the Loan Documents, the Second Lien Collateral Agent will notify the First Lien Collateral Agent in writing and, upon demand by the First Lien Collateral Agent, shall either release such Lien or assign it to the First Lien Creditors as security for the Lender Claims (unless the applicable Obligor shall promptly grant a similar Lien on such assets in favor of the First Lien Creditors and such Lien shall be prior to the Lien of the Second Lien Collateral Agent on such assets) and (b) each of Borrower and its subsidiaries agrees it will not grant, and the Guarantor agrees it will not permit its Subsidiaries to grant, any Lien on any of its assets in favor of the Second Lien Collateral Agent or the Noteholders unless Borrower or such subsidiary has granted a similar perfected prior Lien on such assets in favor of the First Lien Creditors.

     Section 3. Enforcement.

     3.1 Exercise of Remedies.

     (a) So long as the Discharge of Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against CSC or any of its subsidiaries, (i) the Second Lien Collateral Agent and the Noteholders will not exercise or seek to exercise any rights or remedies (including by way of setoff) with respect to any Common Collateral, institute any action or proceeding with respect to such rights or remedies, including any action of foreclosure, or contest, protest or object to any foreclosure proceeding or action brought by the First Lien Collateral Agent or any other First Lien Creditor, or any other exercise by any such party of any rights and remedies relating to the Common Collateral under the Credit Documents or otherwise, or object to the forbearance by the First Lien Collateral Agent or the First Lien Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral and (ii) the First Lien Collateral Agent and the other First Lien Creditors shall have the exclusive right to enforce rights, exercise remedies (including by way of setoff and the right to credit bid their debt), refrain from enforcing or exercising remedies, and make determinations regarding release, disposition, or restrictions with respect to the Common Collateral without any consultation with or the consent of the Second Lien Collateral Agent or any Noteholder, all as if the Lien of the Second Lien Collateral Agent for the benefit of the Noteholders on the Common Collateral under the Noteholder Collateral Documents did not exist; provided that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Guarantor, the Second Lien Collateral Agent or any Noteholder may file a claim or statement of interest with respect to the Noteholder Claims, (B) the Second Lien Collateral Agent or any Noteholder may take any action not adverse to the Liens on the Common Collateral securing the Lender Claims in order to establish, preserve, perfect or protect its rights in the Common Collateral, (C) the Second Lien Collateral Agent or any Noteholder shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Guarantor arising under either the Bankruptcy Code or applicable non-bankruptcy law, in each case not otherwise in contravention of the terms of this Agreement and (D) the Second Lien Collateral Agent or any Noteholder shall be entitled to file any proof of claim and other filings and make any arguments and motions in order to preserve or protect its Lien on the Common Collateral that are, in each case, not otherwise in contravention of the terms of this Agreement, with respect to the Indenture and the Common Collateral. In exercising rights and remedies with respect to the Common Collateral, the First Lien Collateral Agent or any other First Lien Creditors may enforce the provisions of the Loan Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by the First Lien Collateral Agent and the other First Lien Creditors to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured party under the UCC of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.

     (b) The Second Lien Collateral Agent, for itself and on behalf of the Noteholders, agrees that neither the Second Lien Collateral Agent nor the Noteholders will take any action that would hinder or cause to delay any exercise of remedies undertaken by the First Lien Collateral Agent or any other First Lien Creditor under the Loan Documents as secured parties in respect of any Common Collateral, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise. The Second Lien Collateral Agent, for itself and on behalf of the Noteholders, hereby waives any and all rights it or the Noteholders may have as a junior lien creditor or otherwise (whether arising under the UCC or any other law) to object to the manner in which the First Lien Collateral Agent or the other First Lien Creditors seek to enforce the Liens granted on any of the Lender Collateral.

     (c) The Second Lien Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Noteholder Documents shall restrict in any way the rights and remedies of the First Lien Collateral Agent or the First Lien Creditors with respect to the Common Collateral as set forth in this Agreement and the Loan Documents.

     3.2 Cooperation. Subject to the proviso in clause (a)(ii) of Section 3.1, the Second Lien Collateral Agent, on behalf of itself and the Noteholders, agrees that, unless and until the Discharge of Lender Claims has occurred, it will not commence, or join with any Person (other than the First Lien Creditors upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it under any of the Noteholder Documents with respect to the Common Collateral.

     Section 4. Payments.

     4.1 Application of Proceeds. So long as the Discharge of Lender Claims has not occurred, the cash proceeds of Common Collateral received in connection with the sale, transfer or other disposition of such Common Collateral upon the exercise of remedies shall be applied by the First Lien Collateral Agent to the Lender Claims in such order as specified in the Credit Agreement until the Discharge of Lender Claims has occurred. Upon the Discharge of Lender Claims, the First Lien Collateral Agent shall deliver to the Second Lien Collateral Agent (for turnover to the trustee under the Indenture for application in such order as specified in the Indenture and the other applicable Noteholder Documents) any proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

     4.2 The Second Lien Collateral Agent, on behalf of itself and the Noteholders, agrees that it will not, in connection with the exercise of any right or remedy (including by way of setoff) with respect to any Common Collateral, take or receive any Common Collateral or any proceeds of Common Collateral unless and until the Discharge of Lender Claims has occurred. In the event any Common Collateral or proceeds thereof are received by the Second Lien Collateral Agent in violation of this Agreement, such Common Collateral and/or proceeds shall be segregated and held in trust for the benefit of the First Lien Creditors in the same form as received, and shall not be applied to the satisfaction of any Noteholder Claims. Without limiting the generality of the foregoing, unless and until the Discharge of Lender Claims has occurred, except as expressly provided in the proviso in clause (a)(ii) of Section 3.1, the sole right of the Second Lien Collateral Agent and the Noteholders as secured parties with respect to the Common Collateral is to hold a perfected Lien on the Common Collateral pursuant to the Noteholder Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Lender Claims has occurred.

     4.3 Each Obligor agrees that it will not, in connection with the exercise of any right or remedy with respect to any Common Collateral by the Second Lien Collateral Agent or the Noteholders, transfer, deliver or pay, as applicable, to the Second Lien Collateral Agent or any Noteholder any Common Collateral or any proceeds of Common Collateral unless and until the Discharge of Lender Claims has occurred.

     Section 5. Other Agreements.

     5.1 Releases.

     (a) If, in connection with:

     (i) the exercise of any of the First Lien Collateral Agent’s remedies in respect of Common Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition (collectively, a “Disposition”) of any such Common Collateral; or

     (ii) a Disposition of any Common Collateral permitted under the terms of the Credit Documents (whether or not an event of default thereunder, and as defined therein, has occurred and is occurring), the First Lien Collateral Agent, for itself and on behalf of any of the First Lien Creditors, releases any of its Liens on any part of the Common Collateral, in each case other than in connection with a Disposition under clause (ii) above only, if such Disposition would result in an event of default under the Noteholder Documents, then the Liens, if any, of the Second Lien Collateral Agent, for itself or for the benefit of the Noteholders, on such Common Collateral shall be automatically, unconditionally and simultaneously released and the Second Lien Collateral Agent, for itself or on behalf of any such Noteholder, promptly shall execute and deliver to the First Lien Collateral Agent such termination statements, releases and other documents as the First Lien Collateral Agent may request and provide to it to effectively confirm such release.

     (b) The Second Lien Collateral Agent, on behalf of the Noteholders, shall promptly, at the request of the First Lien Collateral Agent or any officer or agent of the First Lien Collateral Agent, from time to time in the First Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, take any and all appropriate action and to execute any and all releases, documents and instruments provided to it by the First Lien Collateral Agent which may be necessary or desirable to accomplish the purposes of this Section 5.1, including any financing statements, mortgage releases, intellectual property releases, endorsements or other instruments of transfer or release.

     5.2 Insurance. Unless and until the Discharge of Lender Claims has occurred, the First Lien Collateral Agent and the other First Lien Creditors shall have the sole and exclusive right, subject to the rights of the Obligors under the Loan Documents, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder. Unless and until the Discharge of Lender Claims has occurred (and whether or not the Revolving Loan Maturity Date has occurred), all proceeds of any such policy and any such award if in respect of the Common Collateral shall be paid to the First Lien Collateral Agent for the benefit of the First Lien Creditors to the extent required under the Credit Agreement and thereafter to the Second Lien Collateral Agent for the benefit of the Noteholders to the extent required under the applicable Noteholder Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct.

     5.3 Amendments to Noteholder Collateral Documents.

     (a) Unless and until the Discharge of Lender Claims has occurred, without the prior written consent of the First Lien Collateral Agent and the Required Lenders, no Noteholder Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Noteholder Collateral Document, would be inconsistent in any material respect with any of the terms of this Agreement or the Loan Documents. The Second Lien Collateral Agent agrees that each Noteholder Collateral Document related to the Common Collateral shall include substantially the following language:

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of November 24, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Intercreditor Agreement”), among Deutsche Bank Trust Company Americas, as First Lien Collateral Agent, The Bank of New York as Second Lien Collateral Agent, and Coinmach Laundry Corporation. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.”

     (b) In the event the First Lien Collateral Agent enters into any amendment, waiver or consent in respect of any of the Security Documents related to the Common Collateral for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Security Document or changing in any manner the rights of the First Lien Collateral Agent, the First Lien Creditors or the Guarantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Noteholder Collateral Document without the consent of the Second Lien Collateral Agent or the Noteholders and without any action by the Second Lien Collateral Agent, CSC or any of its subsidiaries; provided that (A) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of the Noteholder Collateral Documents, except to the extent that a release of such Lien is permitted by Section 5.1, (B) any such amendment, waiver or consent that materially and adversely affects the rights of the Second Lien Collateral Agent and the Noteholders (and not the holders of the Lender Liens in a like or similar manner) shall not apply to the Noteholder Collateral Documents without the consent of the Second Lien Collateral Agent (acting at the direction of the holders of the requsite aggregate principal amount of the applicable Noteholder Claims, determined in accordance with the Indenture) and (C) notice of such amendment, waiver or consent shall have been given to the Second Lien Collateral Agent; provided, further, that (x) nothing contained in this clause (b) shall impair the rights of the First Lien Collateral Agent and the holders of Lender Claims, or the obligations and agreements of the Second Lien Collateral Agent and Noteholders, under Sections 3 and 5.1 hereof and (y) the Security Documents and Noteholder Collateral Documents may, without the consent of the Second Lien Collateral Agent or the Noteholders, be amended or modified pursuant to this Section 5.3(b) to secure additional extensions of credit and add additional First Lien Creditors as long as such amendments or modifications do not violate the express provisions of the Indenture.

     5.4 Bailee for Perfection.

     (a) Solely for the purpose of perfecting the security interest granted in the Pledged Collateral pursuant to the Noteholder Collateral Documents, and subject to the terms and conditions of this Section 5.4, the First Lien Collateral Agent agrees to hold and acknowledges that it holds the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the Second Lien Collateral Agent and any assignee.

     (b) The rights of the Second Lien Collateral Agent shall at all times be subject to the terms of this Agreement and to the First Lien Collateral Agent’s rights under the Credit Documents.

     (c) The First Lien Collateral Agent shall have no obligation whatsoever to the Second Lien Collateral Agent or any Noteholder to assure that the Pledged Collateral is genuine or owned by the Guarantor or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities of the First Lien Collateral Agent under this Section 5.4 shall be limited solely to holding the Pledged Collateral as bailee for the Second Lien Collateral Agent for purposes of perfecting the Lien held by the Second Lien Collateral Agent.

     (d) Neither the First Lien Collateral Agent nor the Second Lien Collateral Agent shall have, by reason of the Noteholder Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the other. The First Lien Collateral Agent shall not have, by reason of the Noteholder Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of any Noteholder. The Second Lien Collateral Agent shall not have, by reason of the Noteholder Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the Lenders, in their capacity as such.

     (e) Upon the Discharge of Lender Claims, the First Lien Collateral Agent shall deliver to the Second Lien Collateral Agent, at the sole cost and expense of the Guarantor, the Pledged Collateral in its possession or control together with any necessary endorsements (or otherwise allow the Second Lien Collateral Agent to obtain possession or control of such Pledged Collateral) to the extent required by the Noteholder Documents or as a court of competent jurisdiction may otherwise direct.

     5.5 When Discharge of Lender Claims Deemed to Not Have Occurred. If at any time after the Discharge of Lender Claims has occurred Borrower designates any Future First-Lien

Credit Facility to be the “Credit Agreement” hereunder, then such Discharge of Lender Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Lender Claims), and such Future First-Lien Credit Facility shall automatically be treated as the Credit Agreement for all purposes of this Agreement, including without limitation for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein. Upon receipt of notice of such designation (including the identity of the new First Lien Collateral Agent), the Second Lien Collateral Agent shall promptly deliver at the Guarantor’s sole cost to the First Lien Collateral Agent the Pledged Collateral in its possession or control, together with any necessary endorsements (or otherwise allow such First Lien Collateral Agent to obtain possession or control of such Pledged Collateral). If the Obligations under a Future First-Lien Credit Facility are secured by the Common Collateral that do not also secure the Noteholder Claims, then the Noteholder Claims shall be secured at such time by a second priority Lien on such assets to the same extent provided in the Noteholder Collateral Documents.

     5.6 Rights as Unsecured Creditors. Except as otherwise set forth in Section 2.1, the Second Lien Collateral Agent and the Noteholders may exercise rights and remedies as unsecured creditors against CSC or any subsidiary of CSC in accordance with the terms of the Noteholder Documents and applicable law. Except as otherwise set forth in Section 2.1 of this Agreement, but subject to the terms of the Loan Documents, nothing in this Agreement shall prohibit the receipt by the Second Lien Collateral Agent or any Noteholder of the required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by the Second Lien Collateral Agent or any Noteholder of rights or remedies as a secured creditor (including setoff) or enforcement in contravention of this Agreement of any Lien with respect to the Common Collateral held by any of them and such receipt is not proceeds of any Lender Collateral. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Collateral Agent or the First Lien Creditors may have with respect to the Lender Collateral.

     Section 6. Insolvency or Liquidation Proceedings.

     6.1 Financing Issues. If the Guarantor or any of its subsidiaries shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Collateral Agent shall desire to permit the use of cash collateral or to permit Borrower to obtain financing under section 363 or section 364 of the Bankruptcy Code (“DIP Financing”), then the Second Lien Collateral Agent, on behalf of itself and the Noteholders, agrees that it will raise no objection to such use or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent the Lender Liens are junior in priority or pari passu with such DIP Financing, will maintain the priority of its Liens in the Common Collateral as junior in priority to such Lender Liens on the same basis as the other Liens securing the Noteholder Claims are second in priority to Lender Claims under this Agreement.

     6.2 Relief from the Automatic Stay. While any Lender Claims are outstanding under the Loan Documents or any commitment under any DIP Financing provided by any First Lien Creditor is in effect, the Second Lien Collateral Agent, on behalf of itself and the Noteholders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding with respect to the Guarantor or any of its subsidiaries in respect of the Lender Collateral, without the prior written consent of the First Lien Collateral Agent and the Required Lenders.

     6.3 Adequate Protection. The Second Lien Collateral Agent, on behalf of itself and the Noteholders, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the First Lien Collateral Agent or the other First Lien Creditors for adequate protection or (b) any objection by the First Lien Collateral Agent or the other First Lien Creditors to any motion, relief, action or proceeding which objection is based on the First Lien Collateral Agent or the other First Lien Creditors claiming a lack of adequate protection. Notwithstanding the foregoing contained in this Section 6.3, in any Insolvency or Liquidation Proceeding with respect to CSC or any of its subsidiaries, in the event the Second Lien Collateral Agent, on behalf of itself and the Noteholders, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral that would constitute collateral under the Loan Documents, then the Second Lien Collateral Agent, on behalf of itself or any of the Noteholders, agrees that the First Lien Creditors shall also be granted a Lien on such additional collateral as security for the Lender Claims and any such DIP Financing and that any Lien on such additional collateral securing the Noteholder Claims shall be junior in priority to the Liens on such collateral securing the Lender Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the First Lien Creditors as adequate protection on the same basis as the other Liens securing the Noteholder Claims are junior in priority to such Lender Claims under this Agreement.

     6.4 No Waiver; Voting Rights. Nothing contained herein shall prohibit or in any way limit the First Lien Collateral Agent or any other First Lien Creditor from objecting in any Insolvency or Liquidation Proceeding with respect to CSC or any of its subsidiaries involving or attempting to involve any Lender Collateral or otherwise to any action taken by the Second Lien Collateral Agent or any of the Noteholders, including the seeking by the Second Lien Collateral Agent or any Noteholder of adequate protection or the asserting by the Second Lien Collateral Agent or any Noteholder of any of its rights and remedies under the Noteholder Documents or otherwise. In any Insolvency or Liquidation Proceeding with respect to CSC or any of its subsidiaries that involves one or more Obligor or any Lender Collateral, neither the Second Lien Collateral Agent nor any Noteholder shall vote any Noteholder Claim for any plan of reorganization of CSC or any of its subsidiaries unless (i) such plan provides for the payment in full in cash of all Lender Claims on the effective date of such plan of reorganization, (ii) such plan provides for treatment of the Lender Claims in a manner that would result in such Lender Claims having relative lien (or, if the obligations, property or assets to be distributed in respect of the Lender Claims under such plan are unsecured, other) priority over the Noteholder Claims to at least the same extent as if such obligations, property or assets were secured by Liens and subject to Section 6.6, whether or not such obligations, property or assets are, in fact, secured by any such Liens, or (iii) the plan otherwise provides treatment of the Lender Claims in a manner approved by the First Lien Collateral Agent and the Required Lenders.

     6.5 Preference Issues. If any First Lien Creditor is required in any Insolvency or Liquidation Proceeding with respect to CSC or any of its subsidiaries or otherwise to turn over or otherwise pay to the estate of any Obligor any amount as a preference (a “Recovery”), then such First Lien Creditor shall be entitled to a reinstatement of Lender Claims with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

     6.6 Reorganization Securities. If, in any Liquidation or Insolvency Proceeding with respect to CSC or any of its subsidiaries, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Lender Claims and on account of Noteholder Claims, then, to the extent the debt obligations distributed on account of the Lender Claims and on account of the Noteholder Claims are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

     6.7 Expense Claims. Neither the Second Lien Collateral Agent nor any Noteholder will assert or enforce, at any time prior to the Discharge of Lender Claims, any claim under §506(c) of the Bankruptcy Code senior to or on a parity with the Lender Liens for costs or expenses of preserving or disposing of any Lender Collateral.

     6.8 Post-Petition Claims.

     (a) Neither the Second Lien Collateral Agent nor any Noteholder shall oppose or seek to challenge any claim by the First Lien Collateral Agent or any other First Lien Creditor for allowance in any Insolvency or Liquidation Proceeding with respect to the Guarantor or any of its subsidiaries of Lender Claims consisting of post-petition interest, fees or expenses to the extent of the value of the Lender Lien, without regard to the existence of the Lien of the Second Lien Collateral Agent on behalf of the Noteholders on the Common Collateral.

     (b) Neither the First Lien Collateral Agent nor any other First Lien Creditor shall oppose or seek to challenge any claim by the Second Lien Collateral Agent or any Noteholder for allowance in any Insolvency or Liquidation Proceeding with respect to CSC or any of its subsidiaries of Noteholder Claims consisting of post-petition interest, fees or expenses to the extent of the value of the Lien of the Second Lien Collateral Agent on behalf of the Noteholders on the Noteholder Collateral (after taking into account the Lender Liens).

     6.9 Waiver. The Second Lien Collateral Agent, for itself and on behalf of the Noteholders, waives any claim it may hereafter have against the First Lien Collateral Agent or any First Lien Creditor arising out of the election of any First Lien Creditor of the application of section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Common Collateral in any Insolvency or Liquidation Proceeding with respect to CSC or any of its subsidiaries.

     6.10 Nature of Obligations; Post-Petition Interest. The Second Lien Collateral Agent, on behalf of itself and the Noteholders, hereby acknowledges and agrees that (i) the Noteholders’ claims against the Guarantor in respect of the Common Collateral constitute junior claims separate and apart (and of a different class) from the senior claims of the First Lien Creditors against the Guarantor in respect of the Common Collateral and (ii) the Lender Claims include all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, receivership, reorganization or similar proceeding of any Obligor at the rate provided for in the applicable Loan Documents governing the same, whether or not a claim for post-petition interest is allowed or allowable in any such case, proceeding or other action. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the Guarantor in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior claims), then the Second Lien Collateral Agent, on behalf of the Noteholders, and each of the Noteholders hereby acknowledge and agree that all distributions pursuant to Section 4.1 or otherwise shall be made as if there were separate classes of senior and junior secured claims against the Guarantor in respect of the Common Collateral (with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Collateral Agent on behalf of the Noteholders), the First Lien Creditors shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest at the relevant contract rate (even though such claims may or may not be allowed in whole or in part in the respective bankruptcy, insolvency, reorganization, receivership or similar proceeding) before any distribution is made in respect of the claims held by the Second Lien Collateral Agent, on behalf of the Noteholders, with the Second Lien Collateral Agent and each of the Noteholders hereby acknowledging and agreeing to turn over to the First Lien Collateral Agent for the benefit of holders of the Lender Claims all amounts otherwise received or receivable by them to the extent needed to effectuate the intent of this sentence even if such turnover of amounts has the effect of reducing the amount of the claim of the Noteholders).

     6.11 Proofs of Claim. Subject to the limitations set forth in this Agreement, the First Lien Collateral Agent may file proofs of claim and other pleadings and motions with respect to any Lender Claims, the Indenture or the Common Collateral in any Insolvency or Liquidation Proceeding with respect to CSC or any of its subsidiaries. If a proper proof of claim has not been filed in the form required in such Insolvency or Liquidation Proceeding at least ten (10) days prior to the expiration of the time for filing thereof, the First Lien Collateral Agent shall have the right (but not the duty) to file an appropriate claim for and on behalf of the Noteholders with respect to the Indenture or any of the Common Collateral; provided that the First Lien Collateral Agent shall have provided written notice of its intent to file a proof of claim on behalf of the Noteholders to the Second Lien Collateral Agent at least the lesser of (x) three (3) days and (y) the number of days remaining in the ten (10) day period described in this sentence, in each case before so filing. In furtherance of the foregoing, the Second Lien Collateral Agent hereby agrees upon request of the First Lien Collateral Agent, to promptly execute and deliver any document or instrument provided to it that the First Lien Collateral Agent is required or permitted to deliver pursuant to this Section 6.11.

Section 7. Reliance; Waivers; etc.

     7.1 Reliance. The consent by the First Lien Creditors to the execution and delivery of the Noteholder Documents and the grant to the Second Lien Collateral Agent, on behalf of the

Noteholders, of a Lien on the Common Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by the First Lien Creditors to the Obligors shall be deemed to have been given and made in reliance upon this Agreement. The Second Lien Collateral Agent, on behalf of itself and the Noteholders, acknowledges that it and the Noteholders have, independently and without reliance on the First Lien Collateral Agent or any other First Lien Creditor, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Indenture, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Indenture or this Agreement.

     7.2 No Warranties or Liability. The Second Lien Collateral Agent, on behalf of itself and Noteholders, acknowledges and agrees that each of the First Lien Collateral Agent and the other First Lien Creditors has made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Loan Documents. The First Lien Creditors will be entitled to manage and supervise their respective loans and extensions of credit to Borrower in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the First Lien Creditors may manage their loans and extensions of credit without regard to any rights or interests that the Second Lien Collateral Agent or any of the Noteholders have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither the First Lien Collateral Agent nor any First Lien Creditor shall have any duty to the Second Lien Collateral Agent or any of the Noteholders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with CSC or any of its subsidiaries (including the Noteholder Documents), regardless of any knowledge thereof which the First Lien Collateral Agent or any First Lien Creditor may have or be charged with.

7.3 No Waiver of Lien Priorities.

     (a) To the fullest extent permitted under applicable law, no right of the First Lien Creditors, the First Lien Collateral Agent or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of CSC or any of its subsidiaries or by any act or failure to act by any First Lien Creditor, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Loan Documents or any of the Noteholder Documents, regardless of any knowledge thereof which the First Lien Collateral Agent or the other First Lien Creditors, or any of them, may have or be otherwise charged with;

     (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Obligors under the Loan Documents), the First Lien Creditors and any of them may, to the fullest extent permitted under applicable law, at any time and from time to time, without the consent of, or notice to, the Second Lien Collateral Agent or any Noteholder, without incurring any liabilities to the Second Lien Collateral Agent or any Noteholder and without impairing or releasing the lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Lien Collateral Agent or any Noteholder is affected, impaired or extinguished thereby) do any one or more of the following:

     (i) make loans and advances to any Obligor or issue, guaranty or obtain letters of credit for the account of any Obligor or otherwise extend credit to any Obligor, in any amount (subject to the limits set forth in the Indenture) and on any terms, whether pursuant to a commitment or as a discretionary advance (subject to the limits set forth in the Indenture) and whether or not any default or event of default or failure of condition is then continuing;

     (ii) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase (subject to the limits set forth in the Indenture) or alter the terms of, any of the Lender Claims or any Lien on any Lender Collateral (including, without limitation, the Common Collateral) or guaranty thereof or any liability of the Obligors, or any liability incurred directly or indirectly in respect thereof (including any increase in (subject to the limits set forth in the Indenture) or extension) of the Lender Claims, without any restriction as to the amount, tenor or terms of any such increase (subject to the limits set forth in the Indenture) or extension or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Creditors, the Lender Claims or any of the Loan Documents;

     (iii) subject, in the case of Pledged Collateral, to Section 5.4, sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Lender Collateral or any liability of any Obligor to the First Lien Creditors, or any liability incurred directly or indirectly in respect thereof;

     (iv) settle or compromise any Lender Claim or any other liability of any Obligor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Lender Claims) in any manner or order;

     (v) exercise or delay in or refrain from exercising any right or remedy against any Obligor or any security or any other Person, elect any remedy and otherwise deal freely with the Obligors and the Lender Collateral and any security or any liability of any Obligor to the First Lien Creditors or any liability incurred directly or indirectly in respect thereof;

     (vi) release or discharge any Lender Claims or any guaranty thereof or any agreement or obligation of any Obligor or any other person or entity with respect thereto;

     (vii) take or fail to take any Lender Lien or any other collateral security for any Lender Claims or take or fail to take any action which may be necessary or appropriate to ensure that any Lender Lien or any other Lien upon any property is duly enforceable or perfected or entitled to priority as against any other Lien or to ensure that any proceeds of any property subject to any Lien are applied to the payment of any Lender Claim or any other obligation secured thereby; or

     (viii) release, discharge or permit the lapse of any or all Lender Liens or any other Liens upon any property at any time securing any Lender Claims;

     (c) The Second Lien Collateral Agent, on behalf of itself and the Noteholders, also agrees, to the fullest extent permitted under applicable law, that no First Lien Creditor shall have any liability to the Second Lien Collateral Agent or any Noteholder, and the Second Lien Collateral Agent, on behalf of itself and the Noteholders, to the fullest extent permitted under applicable law, hereby waives any claim against any First Lien Creditor, arising out of any and all actions which such First Lien Creditor may take or permit or omit to take with respect to: (i) the Loan Documents, (ii) the collection of the Lender Claims or (iii) the foreclosure upon, or sale, liquidation or other disposition of, the Lender Collateral. The Second Lien Collateral Agent, on behalf of itself and the Noteholders, agrees that neither the First Lien Collateral Agent nor any other First Lien Creditor shall have any duty to them, express or implied, fiduciary or otherwise, in respect of the maintenance or preservation of the Lender Collateral, the Lender Claims or otherwise; and

     (d) The Second Lien Collateral Agent, on behalf of itself and the Noteholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert, or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.

     7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Collateral Agent and the other First Lien Creditors and the Second Lien Collateral Agent and the Noteholders, respectively, hereunder shall remain in full force and effect irrespective of:

     (a) any lack of validity or enforceability of any Loan Documents or any Noteholder Documents or any setting aside or avoidance of any Lender Lien;

     (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Lender Claims or Noteholder Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Credit Agreement or any other Credit Document or of the terms of the Indenture or any other Noteholder Document;

     (c) any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Lender Claims or Noteholder Claims or any guarantee thereof;

     (d) the commencement of any Insolvency or Liquidation Proceeding in respect of CSC or any of its subsidiaries; or

     (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Obligor in respect of the Lender Claims, or of the Second Lien Collateral Agent, any Noteholder, the First Lien Collateral Agent or any other First Lien Creditor in respect of this Agreement.

     Section 8. Miscellaneous.

     8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Loan Documents or the Noteholder Documents, the provisions of this Agreement shall govern.

     8.2 Continuing Nature of This Agreement. This Agreement shall continue to be effective until the Discharge of Lender Claims shall have occurred. This is a continuing agreement of lien priority. The Second Lien Collateral Agent, on behalf of itself and the Noteholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding with respect to CSC or any of its subsidiaries.

     8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed by the Second Lien Collateral Agent, the First Lien Collateral Agent and the Guarantor and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.

     8.4 Information Concerning Financial Condition of CSC and Its Subsidiaries. The First Lien Collateral Agent and the other First Lien Creditors, on the one hand, and the Second Lien Collateral Agent and the Noteholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of CSC and its subsidiaries, the Guarantor, and all endorsers and/or guarantors of the Noteholder Claims or the Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Noteholder Claims or the Lender Claims. Neither the First Lien Collateral Agent nor any other First Lien Creditors shall have any duty to advise the Second Lien Collateral Agent or any Noteholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Lien Collateral Agent or any of the other First Lien Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second Lien Collateral Agent or any Noteholder, it or they shall be under no obligation (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.

     8.5 Successor Second Lien Collateral Agent. Each successor Second Lien Collateral Agent under the Indenture shall execute and deliver a counterpart of and become a party to this Agreement, and no replacement or resignation of the Second Lien Collateral Agent shall be effective until its successor shall have executed and delivered a counterpart of this Agreement.

     8.6 Application of Payments. All payments received by the First Lien Creditors may be applied, reversed and reapplied, in whole or in part, to such part of the Lender Claims as the First Lien Creditors, in their sole discretion, deem appropriate. The Second Lien Collateral Agent, on behalf of itself and the Noteholders, assents to any extension or postponement of the time of payment of the Lender Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Lender Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

     8.7 Governing Law; Submission to Jurisdiction; Venue.

     (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GUARANTOR, THE FIRST LIEN COLLATERAL AGENT ON BEHALF OF ITSELF AND THE OTHER FIRST LIEN CREDITORS AND THE SECOND LIEN COLLATERAL AGENT ON BEHALF OF ITSELF AND THE NOTEHOLDERS, HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY OR INTERESTS IN PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE GUARANTOR, THE FIRST LIEN COLLATERAL AGENT ON BEHALF OF ITSELF AND THE OTHER FIRST LIEN CREDITORS AND THE SECOND LIEN COLLATERAL AGENT ON BEHALF OF ITSELF AND THE NOTEHOLDERS, FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY PARTY TO THIS AGREEMENT AT ITS ADDRESS SET FORTH BENEATH ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE FIRST LIEN COLLATERAL AGENT UNDER THIS AGREEMENT OR ANY FIRST LIEN SECURED CREDITOR TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PARTY IN ANY OTHER JURISDICTION.

     (b) EACH OF THE GUARANTOR, THE FIRST LIEN COLLATERAL AGENT ON BEHALF OF ITSELF AND THE OTHER FIRST LIEN CREDITORS AND THE SECOND LIEN COLLATERAL AGENT, ON BEHALF OF ITSELF AND THE NOTEHOLDERS, HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     8.8 Waiver of Jury Trial. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING

OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SUCH PARTIES RELATING THERETO. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE EACH PARTY ENTERING INTO THIS AGREEMENT.

     8.9 Notices. All notices to the Noteholders and the First Lien Creditors permitted or required under this Agreement may be sent to the Second Lien Collateral Agent and the First Lien Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four (4) Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

     8.10 Further Assurances. Each party hereto agrees that it shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the requesting party may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

     8.11 Subrogation. The Second Lien Collateral Agent, on behalf of itself and the Noteholders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Lender Claims has occurred.

     8.12 Binding on Successors and Assigns; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the First Lien Collateral Agent, the other First Lien Creditors, the Second Lien Collateral Agent, the Noteholders and their respective successors and assigns. No other Person shall have or be entitled to assert rights or benefits hereunder. This Agreement shall be binding upon the Guarantor and its successors and assigns; provided that the Guarantor or any successor or assign thereof shall be entitled to enforce any provision of this Agreement (other than any provision hereof expressly preserving any right of the Guarantor under any Loan Document or Noteholder Document).

     8.13 Specific Performance. Each of the First Lien Collateral Agent and the Second Lien Collateral Agent may demand specific performance of this Agreement; provided that the Second Lien Collateral Agent may not demand specific performance hereunder from any Obligor unless and until the Discharge of Lender Claims has occurred. The Second Lien Collateral Agent, on behalf of itself and the Noteholders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Lien Collateral Agent.

     8.14 Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

     8.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

     8.16 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

     8.17 Effectiveness. This Agreement shall become effective when executed and delivered by the parties listed below. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding with respect to CSC or any of its subsidiaries. All references to a Person or any of its subsidiaries shall include such Person or any of its subsidiaries as debtor and debtor-in-possession and any receiver or trustee for such Obligor (as the case may be) in any Insolvency or Liquidation Proceeding with respect to such Person.

     8.18 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Creditors on the one hand and the Noteholders on the other hand with respect to the Common Collateral. None of CSC or any of its subsidiaries or any other creditor thereof shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the obligations of the Guarantor or any of its subsidiaries, which are absolute and unconditional, to pay the Obligations and the Indenture as and when the same shall become due and payable in accordance with their terms.

     8.19 Incorporation by Reference. In connection with its appointment and acting hereunder, the Second Lien Collateral Agent shall be entitled to all rights, privileges, benefits, protections, immunities and indemnities provided to it under the Indenture.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

First Lien Collateral Agent:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as First Lien Collateral Agent

By:	s/s Carin M. Keegan

Name: Carin M. Keegan Title: Vice President

Address:	60 Wall Street New York, NY 10005

EXECUTION VERSION

Second Lien Collateral Agent:

THE BANK OF NEW YORK, as Second Lien Collateral Agent

By:	/s/ Julie Salovitch-Miller

Name: Julie Salovitch-Miller Title: Vice President

Address:	101 Barclay Street Floor 8W New York, NY 10286 Attn: Corporate Trust Administration Facsimile Number: (212) 815-5707

EXECUTION VERSION

COINMACH LAUNDRY CORPORATION

By:	/s/ Robert M. Doyle

Name: Robert M. Doyle Title: Chief Financial Officer

Address:	303 Sunnyside Boulevard, Suite 70 Plainview, NY 11803 (516) 349-8535 Attn: Chief Financial Officer

EXECUTION VERSION

ACKNOWLEDGED BY:

COINMACH CORPORATION

By:	/s/ Robert M. Doyle

Name: Robert M. Doyle Title: Chief Financial Officer

COINMACH SERVICE CORP.

By:	/s/ Robert M. Doyle

Name: Robert M. Doyle Title: Chief Financial Officer